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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 19, 2005
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                1-14770                              43-1813160
       (Commission File Number)           (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition and

Item 7.01         Regulation FD Disclosure

The following information is furnished pursuant to both Items 2.02 and 7.01.

On May 19, 2005, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its results for the first quarter of fiscal year 2005, which ended April 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

     99.1 Press Release, dated May 19, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAYLESS SHOESOURCE, INC.


Date: May 19, 2005                    By: /s/ Ullrich E. Porzig
                                          -----------------------
                                          Ullrich E. Porzig
                                          Senior Vice President
                                          Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

       Exhibit No.       Exhibit
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           99.1          Press Release, dated May 19, 2005.